                                    VANGUARD
                                 EQUITY INCOME
                                      FUND


                               ANNUAL REPORT 1995

In this Annual Report, I am delighted to formally introduce you to John J. Brennan, who, on January 31, 1996, will assume my responsibilities as Chief Executive Officer of Vanguard Equity Income Fund and the other Funds in The Vanguard Group. Mr. Brennan will continue to serve as President of the Funds, and I will continue to serve as Chairman of the Board.

        As a shareholder of the Fund since its inception and as Chairman of all the Vanguard Funds, I want to tell you that I am enthusiastic and confident that Jack Brennan is exactly the right person to succeed me as Chief
Executive Officer. To use yet another Vanguard nautical metaphor, he will be the new captain. He has the qualities of leadership, integrity, intelligence, and vision that must continue to be Vanguard's hallmark as we move toward, and then into, the 21st century.

        I know that he has these qualities, because Jack Brennan and I have been working closely together since he joined Vanguard in 1982. He is a graduate of Dartmouth College and Harvard Business School. He started as Assistant to the Chairman and, rising like a rocket, became President in 1989. While, at age 41, he may seem young, he is in fact older than I was when I became Chief Executive Officer of Vanguard's predecessor organization in 1967, at the age of 38. Most important of all, Jack is completely dedicated to the Vanguard character, and believes in our basic mission: serving solely the shareholder, free of any conflict of interest. He believes in holding our costs of operation to a minimum, and in retaining our position as the lowest-cost provider of financial services in the world. He is a true competitor, who shares Vanguard's dedication to providing highly competitive returns to our investors relative to the returns provided by other mutual funds with comparable objectives. He also believes in reporting our results to shareholders with complete candor. He has the full support of the Board of Directors and our crew, and is committed to staying the course we have set for Vanguard. You need have no doubt that the essential elements that drew you to Vanguard in the first place will remain intact.

[FIGURE 1]

        As for me, I expect to fill a useful, if less demanding, role as Chairman of the Board. I shall keep a watchful eye over the interests of our shareholders, our crew, and our investment policies. I shall also speak out on industry affairs, reminding all who will listen of the primacy of the interests of mutual fund shareholders. I will be readily available to provide Jack Brennan with whatever wisdom I may have acquired during my lifetime of experience in this wonderful industry and in my service as captain of Vanguard since I founded this unique organization more than two decades ago.

        In short, I'll still be around. Thank you for all your confidence in me in the past and, in advance, for your continued confidence in Vanguard under Jack Brennan's leadership.



                                      /s/ JOHN C. BOGLE

VANGUARD EQUITY INCOME FUND SEEKS HIGH CURRENT INCOME AND RELATIVELY LOW VOLATILITY, AND HAS THE POTENTIAL FOR REASONABLE CAPITAL GROWTH. THE FUND EMPHASIZES COMMON STOCKS FROM LARGE, WELL-ESTABLISHED, HIGH-QUALITY U.S. CORPORATIONS THAT OFFER ABOVE-AVERAGE DIVIDEND YIELDS AND ARE BELIEVED TO HAVE RELATIVELY ATTRACTIVE LONG-TERM INVESTMENT VALUE.

CHAIRMAN'S LETTER


FELLOW SHAREHOLDER:


With a double-digit total return of +24.8% for the fiscal year ended September 30, 1995, Vanguard Equity Income Fund enjoyed one of the best years in its history. This return was achieved in one of the most ebullient stock markets in recent memory.

        Yield-oriented stocks were solid participants in the stock market upswing, although they were not among the leading market groups. Nonetheless, the Fund gave a decent account of itself relative to the unmanaged Standard & Poor's 500 Composite Stock Price Index. This Index--comprising large blue-chip stocks with both growth and value attributes--has normally proved formidable competition for equity income funds, and the past twelve months was no exception. However, as shown in this table, our Fund provided a handsome total return (capital change plus income) relative to its peers:

-------------------------------------------------
                                 TOTAL RETURN
                              -------------------
                               FISCAL YEAR ENDED
                              SEPTEMBER 30, 1995
-------------------------------------------------
VANGUARD EQUITY INCOME FUND         +24.8%
-------------------------------------------------
AVERAGE EQUITY INCOME FUND          +20.0%
STANDARD & POOR'S 500 STOCK INDEX   +29.7
-------------------------------------------------

        The Fund's total return is based on net asset values of $13.16 per share on September 30, 1994, and $15.65 per share on September 30, 1995, with the latter figure adjusted to take into account the reinvestment of four quarterly dividends totaling $.58 per share from net investment income, and a distribution of $.09 per share from net capital gains realized during 1994.

THE FISCAL YEAR IN REVIEW

Fiscal 1995 began with stocks essentially marking time for the first three months. Then, as December ended and the new year began, the U.S. stock market sprang to life. During the seven months that followed, the market moved upward, week after week, in virtually straight-line fashion, delighting the bulls and astonishing the bears. Following a brief respite in August, the stock market reaccelerated in September to close the fiscal year on a positive note.

        There were, as always, many opinions as to the source of the surprising strength in the stock market. In my view, it resulted from a combination of:
(1) record-breaking corporate profits; (2) a sharp decline in long-term interest rates; (3) the diminishing threat of additional increases in short-term interest rates by the Federal Reserve Board; (4) a slight softening in U.S. economic growth, resulting in continued optimism about the outlook for inflation; and (5) a hint of speculative fever in the equity marketplace.

        Among the most dominant of these factors was the sharp drop in interest rates and the commensurate increase in the prices of long-term bonds. On balance for the fiscal year, the yield on the long-term U.S. Treasury bond tumbled from 7.8% to 6.6%, a precipitous drop of 120 basis points, equivalent to a +16% price increase excluding the generous interest coupon. Short-term rates, however, continued to rise, with the Treasury bill yield beginning the fiscal year at 4.7% and closing at 5.4%.

        The yield on bonds relative to the yield on income-oriented stocks is particularly significant, since these two asset classes compete directly with one another for investors' assets. Indeed, bond returns probably influence returns on high-yielding stocks nearly as much as do stock returns.

        As a bit of perspective, the chart on page 2 traces the returns on stocks and long-term bonds over the past five fiscal years. During this period, the Standard & Poor's 500 Stock Index provided an average annual total return of +17.2%, while long-term U.S. Treasury bonds provided an annual return of +12.7%. (Both figures, I should note, are far above long-term historical norms.) Although there is no widely recognized market index for high-yielding stocks, it is fair to conclude that, during this five-year period, they provided returns falling roughly in the middle of this range.


                                                                     (continued)

[FIGURE 2]


THE FUND IN FISCAL 1995

The primary reason for the shortfall in the Fund's total return relative to that of the Standard & Poor's 500 Index during the past twelve months is relatively easy to explain. With a total return of +56%, technology stocks were the market leaders by a wide margin. This group accounts for fully 10% of the value of the Index; however, because technology stocks offer little if any yield, they are generally unsuitable for an equity income fund, and their absence negatively impacted our return.

        Our shortfall in the technology sector was partially offset by our over weighting in the high-performing financial and health care groups (combined, 30% of our assets versus 21% for the Index). Our outsized position (28% of assets) in utility stocks moved from a minus to a plus during the year, as this group gave a much improved account of itself in the second half of the fiscal year, and essentially matched the market return for the full twelve months.

        The significant superiority of the Fund's total return (+24.8%) over the average equity income mutual fund (+20.0%) is more gratifying, but more complex to explain. Equity income funds comprise a diverse group, and our "plain vanilla" approach of being fully invested (normally about 90% of net assets) in higher-yielding, high-grade stocks at all times is, perversely enough, the exception rather than the rule. While we traditionally carry higher weightings in the utility group than our peers (28% of our equities versus 18%), utilities provided market-like returns in fiscal 1995 and thus were neutral in their impact.

        On the positive side, we were blessed both by our broad focus on the market-leading blue-chip stocks in the Standard & Poor's 500 Index and by our modest holdings in small capitalization and foreign equities, both of which lagged the overall market. This table reflects the allocation of our Fund relative to the average equity income fund as well as the twelve-month return provided by each asset class:


---------------------------------------------------------
                  PORTFOLIO ALLOCATION     TOTAL RETURN
                   SEPTEMBER 30, 1995     OF ASSET CLASS*
                  --------------------    ---------------
                   VANGUARD   AVERAGE         FISCAL
                    EQUITY    EQUITY          YEAR
                    INCOME    INCOME          ENDED
                     FUND      FUND       SEPT. 30, 1995
---------------------------------------------------------
STOCKS
  LARGE CAP           83%       59%            +29.7%
  MID CAP              4         6             +25.8
  SMALL CAP            3         9             +23.4
  INTERNATIONAL        2         4             + 6.1
BONDS                  0         4             +22.1
CONVERTIBLES           2        11             +18.8
CASH RESERVES          6         7             + 5.7
--------------------------------------------------------
  TOTAL PORTFOLIO    100%      100%
--------------------------------------------------------

*The benchmarks for each asset class are: the Standard & Poor's 500 Index, the Standard & Poor's MidCap Index, the Russell 2000 Index, the Morgan Stanley Capital International EAFE Index, the Lehman Long-Term Corporate Bond Index, the Goldman Sachs Convertible 100 Index, and the Salomon 90-Day U.S. Treasury bill.

On December 31, 1994, three months into our fiscal year, we moved to a "multi-manager" structure in order to diversify the sources of the Fund's investment management services. Two new advisers--Spare, Kaplan, Bischel & Associates and John A. Levin & Company--were appointed by the Fund's Board of Directors to assume a portion of the management responsibilities of Newell Associates, the Fund's adviser since its inception on March 21, 1988. All three advisers emphasize dividend-paying common stocks, and seek an average stock yield well above that of the Standard & Poor's 500 Index (presently yielding 2.3%).

        I am pleased to report that the transition was a smooth one, involving only a limited increase in our portfolio turnover (our turnover ratio equaled 31% of assets for the full year, compared to 79% for our peers) and thus a limited increase in the "hidden costs" mutual funds incur in executing transactions. I am even more pleased to report that all three advisers nicely outpaced the average return of our peers. This table shows the current allocation of Fund assets among our three advisers:


-------------------------------------------------------
                                   TOTAL ASSETS MANAGED
                                     ------------------
                                     SEPTEMBER 30, 1995
                                     ------------------
                                     MILLIONS   PERCENT
-------------------------------------------------------
NEWELL ASSOCIATES                       $682       71%
SPARE, KAPLAN, BISCHEL & ASSOCIATES      117       12
JOHN A. LEVIN & COMPANY                  114       11
CASH RESERVES                             54        6
-------------------------------------------------------
  TOTAL                                 $967      100%
--------------------------------------------------------

With all three managers providing solid returns during the period, Vanguard Equity Income Fund ranked ninth among all 113 equity income mutual funds for the full fiscal year.

A LONGER-TERM PERSPECTIVE

Given our success in fiscal 1995, the superiority of our lifetime results over those of the average equity income fund was further enhanced. However, neither our fund nor our peer group was able to surpass the results of the Standard & Poor's 500 Index. The table that follows summarizes our record, which is reflected in the chart shown on page 4 on a year-by-year basis. I should note that our future

---------------------------------------------------
                                  TOTAL RETURN*
                             ----------------------
                              MARCH 21, 1988, TO
                              SEPTEMBER 30, 1995
                             ----------------------
                                       FINAL VALUE
                                      OF AN INITIAL
                             ANNUAL    INVESTMENT
                              RATE      OF $10,000
---------------------------------------------------
VANGUARD EQUITY INCOME FUND  +12.4%      $24,119
---------------------------------------------------
AVERAGE EQUITY INCOME FUND   +11.2%      $22,165
STANDARD & POOR'S 500 INDEX  +14.4        27,504
---------------------------------------------------

*Assumes reinvestment of all dividends and distributions, and excludes sales charges, if any, on the other mutual funds.

absolute returns may be better or worse than the past returns shown above. Indeed, the annual return for the Standard & Poor's Index, as illustrated in the table, is well above the long-term historical norm (+10.5% since 1926) for common stocks.

        Looking at our lifetime return relative to the average equity income fund, I acknowledge that the low costs at which Vanguard operates the Fund explain much of our annual advantage over our peers (+1.2%). Our net expense ratio (expenses as a percentage of average net assets) was but 0.45% during fiscal 1995, compared to a cost of fully 1.23% for our peers--a Vanguard annual margin of +0.78%, therefore providing nearly two-thirds of our advantage.

        You should know that we evaluate our advisers on the gross returns they generate relative to the gross returns of our peers, so we remain demanding taskmasters in the search for above-average performance. In any event, +1.2% per year "adds up" over time. Indeed, it accounts for the fact that the cumulative return on a $10,000 initial investment in Vanguard Equity Income Fund has provided an excess return over our competitors of $1,954--more than 19% of the amount initially invested.

        With respect to the shortfall in the annual return of both the Fund and its peer group relative to the Standard & Poor's 500 Stock Index, it occurred for two reasons: (1) the Index is a theoretical construct, incurring none of the real world operating costs that must be borne--to one extent or another--

[FIGURE 3]

---------------------------------------------------------------------
   AVERAGE ANNUAL TOTAL RETURNS-PERIODS ENDED SEPTEMBER 30, 1995
---------------------------------------------------------------------
                                1 YEAR     5 YEARS   SINCE INCEPTION*
---------------------------------------------------------------------
 VANGUARD EQUITY INCOME FUND    +24.77%    +15.60%       +12.41%
 AVERAGE EQUITY INCOME FUND     +20.02     +14.94        +11.15
 STANDARD & POOR'S 500 INDEX    +29.71     +17.19        +14.39

*Inception, March 21, 1988.
Note: Past performance is not predictive of future performance.


by all mutual funds; and (2) the investment characteristics of yield-oriented stocks are simply different from those of growth stocks and value stocks, since a higher proportion of the total return of stocks paying above-average dividend yields normally arises from income return, and a lower proportion from capital return.

        In this context, we should report that, while our typical competitor generates a gross dividend yield (4.0%) that is only a bit smaller than ours (4.2%), the heavy--one might even say excessive--expenses borne by our peers take a large slice out of this yield before it is ever passed along to their fund shareholders. After the deduction of the comparative expense ratios presented earlier, Vanguard Equity Income Fund is currently providing a net dividend yield of 3.7%, more than thirty percent higher than the 2.8% average net yield of our peers--an astonishing advantage for the yield-oriented investor.

        Not to be unduly critical, but I honestly don't see how one can fairly describe a fund yielding 2.8% as an equity income fund. That our lowest-yielding competitor (0.7%) continues to place itself in the equity income category raises the question: "What's in a name?" In this instance at least, the only response must be "not much!"

IN SUMMARY

Our Fund's lifetime record is clearly above average and solid relative to our peers. Indeed, given our success in fiscal 1995, our margin of advantage has been increased. Nonetheless, we continue to carefully monitor the results of each of our three advisers, and we expect them to emulate tough standards.

      So, we have confidence in Vanguard Equity Income Fund's ability to continue to meet the needs of investors seeking higher income by emphasizing equities with above-average yields. Nonetheless, all investors in all types of equities must be willing to accept the ever-present risks of investing in the stock and bond markets--risks that may well be increased today simply because of the remarkable gains of the past twelve months.

        In our Annual Report a year ago, following a lackluster fiscal 1994, I noted that "the investment outlook seems more favorable today . . . the worst of the recent rate increase may be behind us. . . a better environment for equity income funds would lie ahead." In that context, I urged you to "stay the course" with Vanguard Equity Income Fund. It proved wise counsel then; I reiterate it today.

Sincerely,



/s/ JOHN C. BOGLE
------------------
John C. Bogle
Chairman of the Board

October 4, 1995

Note: Mutual fund data from Lipper Analytical Services, Inc.





   AVERAGE ANNUAL TOTAL RETURNS--THE AVERAGE ANNUAL TOTAL RETURNS FOR THE FUND (PERIODS ENDED SEPTEMBER 30, 1995) ARE AS FOLLOWS:

                                                                          SINCE INCEPTION
                                                                    --------------------------
                                   INCEPTION                         TOTAL    CAPITAL    INCOME
                                     DATE      1 YEAR    5 YEARS    RETURN    RETURN     RETURN
                                   ----------  ------    -------    ------    ------     ------
   VANGUARD EQUITY INCOME FUND     3/21/88    +24.77%    +15.60%   +12.41%    +7.04%     +5.37%

   ALL OF THESE DATA REPRESENT PAST PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                         TOTAL INVESTMENT RETURN TABLE


The following table illustrates the results of a single-share investment in VANGUARD EQUITY INCOME FUND since inception through September 30, 1995. During the period illustrated, stock prices fluctuated widely; these results should not be considered a representation of the dividend income or capital gain or loss that may be realized from an investment made in the Fund today.

------------------------------------------------------------------------------------------------------------
PERIOD                              PER SHARE DATA                          TOTAL INVESTMENT RETURN*
------------------------------------------------------------------------------------------------------------
                                                                        Equity Income Fund           S&P 500
                                                  VALUE WITH INCOME ----------------------------    --------
September 30  NET ASSET CAPITAL GAINS    INCOME DIVIDENDS & CAPITAL Capital     Income     Total       Total
Fiscal Year       VALUE DISTRIBUTIONS DIVIDENDS    GAINS REINVESTED  Return     Return    Return      Return
------------------------------------------------------------------------------------------------------------
INITIAL (3/88)   $10.00          --          --           $10.00         --         --        --        --
------------------------------------------------------------------------------------------------------------
1988              10.58          --       $0.24            10.83      + 5.8%      +2.5%    + 8.3%    + 3.1%
------------------------------------------------------------------------------------------------------------
1989              13.07       $0.02        0.48            13.95      +23.8       +5.0     +28.8     +32.9
------------------------------------------------------------------------------------------------------------
1990              10.36        0.03        0.64            11.68      -20.5       +4.3     -16.2     - 9.2
------------------------------------------------------------------------------------------------------------
1991              12.14        0.07        0.79            14.77      +18.0       +8.5     +26.5     +31.1
------------------------------------------------------------------------------------------------------------
1992              12.81        0.10        0.65            16.58      + 6.4       +5.9     +12.3     +11.0
------------------------------------------------------------------------------------------------------------
1993              14.62          --        0.59            19.76      +14.1       +5.1     +19.2     +13.0
------------------------------------------------------------------------------------------------------------
1994              13.16        0.52        0.61            19.33      - 6.5       +4.3     - 2.2     + 3.7
------------------------------------------------------------------------------------------------------------
1995              15.65        0.09        0.58            24.12      +19.8       +5.0     +24.8     +29.7
------------------------------------------------------------------------------------------------------------
LIFETIME                                                                                  +141.2%   +175.0%
------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN                                                                +12.4%    +14.4%
-------------------------------------------------------------------------------------------------------------

*Includes reinvestment of income dividends and any capital gains distributions for both the Fund and the Index.

Note: No adjustment has been made for income taxes payable by shareholders on reinvested income dividends and capital gains distributions.

                                  REPORT FROM
                             THE INVESTMENT ADVISER


Vanguard Equity Income Fund outperformed the average equity income fund by a small amount over the past six months, and by a substantial margin for the fiscal year. The fund lagged behind the Standard & Poor's 500 Stock Index during most of the year, but outperformed the index during the most recent quarter. The results during the fiscal year are as follows:

------------------------------------------------
                             TOTAL RETURN
                       -------------------------
                         PERIODS ENDED 9/30/95
------------------------------------------------
                        THREE     SIX    TWELVE
                       MONTHS   MONTHS   MONTHS
------------------------------------------------
VANGUARD EQUITY
  INCOME FUND          +8.5%    +15.1%   +24.8%
------------------------------------------------
AVERAGE EQUITY
  INCOME FUND          +7.2%    +14.4%   +20.0%
STANDARD & POOR'S
  500 INDEX            +7.9     +18.2    +29.7
------------------------------------------------

Mutual funds included in the average equity income group are very diverse in character and, as a consequence, it is difficult to divine why they perform as they do. However, we do know that in recent years some managers in the group have made investments that would not traditionally be viewed as appropriate for conservative high-yield equity funds.

        It is evident that these departures have not always worked out, and the negative effects continued to show up in the performance of the equity income fund group during the past year. On the other hand, most conservative high-yield common stocks have not had severe performance problems in 1995. While they generally have not led the market, they have participated in the rise over the past year to the degree we would have expected in light of their inherent low volatility.

AN IMPROBABLE ROTATION

During the first six months of 1995, technology stocks cast a spell over stock investors. Semiconductor, computer, and information technology companies came to be seen as one-decision growth investments that could be held virtually forever. The resulting surge in the prices of their stocks was a major factor in the rise of the stock market. It was also a prime cause of the lag in performance of equity income funds versus the S&P 500 Index.

        For the most part, technology stocks have low current yields and are not a natural selection for equity income portfolios. In the third quarter, with the coming of a few earnings disappointments, the spell enveloping technology stocks began to dissipate. Even some long-time advocates of the stocks lightened their holdings. Investment commentators have suggested that some of the proceeds of such sales have gone into conservative stocks, including utilities and consumer non-durables, as a hedge against a possible weak market. Switching from technology to utilities is an improbable rotation, and the mere thought of it cannot fail to give satisfaction to conservative income stock investors, but it helps to explain the stronger performance of the Vanguard Equity Income Fund versus the S&P 500 Index in the most recent quarter.

PORTFOLIO CHANGES

Most of the movement in group allocation since our Semi-Annual Report occurred as the result of stock price changes rather than purchase and sale activity. The Fund's weightings in banks, drugs, insurance, and telephone companies increased in size primarily because of their strong performance relative to the market. However, the Fund also added two new stocks to the insurance group and one each to the food and banking groups. Despite the strong performance of these groups, the share prices of the new stocks lagged the broad market during the past six months, causing them to enter their relative yield buy zones. The Fund also made additional sales of two stocks in the financial area which continued to move through their relative yield sell zones based on reports of strong earnings and restructuring.

Respectfully,

Roger D. Newell, Chairman
Newell Associates                                               October 9, 1995

                            STATEMENT OF NET ASSETS


                                                            FINANCIAL STATEMENTS
                                                              September 30, 1995

                                                                        MARKET
                                                                         VALUE
                                                              SHARES    (000)+
------------------------------------------------------------------------------
COMMON STOCKS (92.4%)
------------------------------------------------------------------------------
BASIC MATERIALS (5.1%)
  ARCO Chemical Co.                                          123,700 $   6,030
  Champion International Corp.                                19,856     1,070
  Dow Chemical Co.                                           209,500    15,608
  E.I. du Pont de Nemours & Co.                               77,200     5,308
  The BF Goodrich Co.                                         24,200     1,594
  Kimberly-Clark Corp.                                         8,000       537
  Monsanto Co.                                                74,000     7,456
  Olin Corp.                                                  28,500     1,959
  Potlatch Corp.                                              66,800     2,730
  Praxair, Inc.                                               42,700     1,142
  Union Camp Corp.                                            89,200     5,140
  Witco Chemical Corp.                                        40,000     1,405
                                                                      --------
      GROUP TOTAL                                                       49,979
                                                                      --------
------------------------------------------------------------------------------
CAPITAL GOODS & CONSTRUCTION (1.3%)
  Caterpillar, Inc.                                            9,800       557
  Cooper Industries, Inc.                                      8,714       307
  General Electric Co.                                        29,200     1,862
  General Motors Corp. Class H                                32,400     1,328
  Honeywell, Inc.                                             57,000     2,444
  Lockheed Martin Corp.                                       27,200     1,826
  Thomas & Betts Corp.                                        58,600     3,787
                                                                      --------
      GROUP TOTAL                                                       12,111
                                                                      --------
------------------------------------------------------------------------------
CONSUMER CYCLICAL (7.7%)
  Deluxe Corp.                                              184,100     6,098
  The Walt Disney Co.                                        17,000       975
  The Dun & Bradstreet Corp.                                258,200    14,943
  Eastman Kodak Co.                                         168,050     9,957
  Equity Inns Inc.                                           75,000       862
  Ford Motor Co.                                             75,000     2,334
  John H. Harland Co.                                       155,150     3,433
  HGI Realty                                                  9,152       220
  Kmart Corp.                                               653,800     9,480
* Lin Broadcasting Corp.                                     31,000     4,011
  The McGraw-Hill Cos.                                       40,000     3,270
  Melville Corp.                                             85,300     2,943
  National Service Industries, Inc.                          44,600     1,305
  J.C. Penney Co., Inc.                                     155,400     7,712
  Polaroid Corp.                                              4,800       191
  Reader's Digest Assn., Inc. Class A                        12,700       598
  Rubbermaid, Inc.                                           30,100       832
  Sears, Roebuck & Co.                                       15,000       553
  Woolworth Corp.                                           319,800     5,037
                                                                      --------
      GROUP TOTAL                                                      74,754
                                                                      --------
------------------------------------------------------------------------------
CONSUMER STAPLES (8.1%)
  American Brands, Inc.                                     420,900    17,783
  Anheuser-Busch Co., Inc.                                   29,300     1,827
  Avon Products, Inc.                                        11,000       789
  The Clorox Co.                                             52,600     3,754
  The Coca-Cola Co.                                          20,000     1,380
  General Mills, Inc.                                        51,100     2,849
  H.J. Heinz Co.                                             97,000     4,438
  Nabisco Holdings Corp. Class A                             41,000     1,214
  Philip Morris Cos., Inc.                                  333,700    27,864
  The Quaker Oats Co.                                        54,300     1,799
  RJR Nabisco Holdings Corp.                                 32,800     1,062
  SuperValu Inc.                                             54,600     1,604
  Tambrands, Inc.                                           167,400     7,345
  UST Inc.                                                  158,700     4,543
                                                                      --------
      GROUP TOTAL                                                      78,251
                                                                      --------
------------------------------------------------------------------------------
ENERGY (13.3%)
  Amoco Corp.                                               123,900     7,945
  Atlantic Richfield Co.                                    181,700    19,510
  Chevron Corp.                                             423,700    20,602
* Cooper Cameron Corp.                                        7,653       198
  Exxon Corp.                                               293,100    21,177
  McDermott International, Inc.                              90,500     1,787
  Mobil Corp.                                               165,500    16,488
  Phillips Petroleum Co.                                     79,500     2,584
  Royal Dutch Petroleum Co. ADR                              60,400     7,414
  Sun Co., Inc.                                             154,091     3,968
  Texaco Inc.                                               320,100    20,686
  USX-Marathon Group                                        322,000     6,360
                                                                      --------
      GROUP TOTAL                                                     128,719
                                                                      --------
------------------------------------------------------------------------------
FINANCIAL (17.7%)
  Aetna Life & Casualty Co.                                  80,900     5,936
  H.F. Ahmanson & Co.                                       351,000     8,907
  American Express Co.                                       96,100     4,264
  American General Corp.                                    283,900    10,611
  Banc One Corp.                                            164,300     5,997
  Bankers Trust New York Corp.                              154,800    10,875
  Barnett Banks, Inc.                                        48,500     2,746
  Beneficial Corp.                                           11,700       611
  Boatmen's Bancshares, Inc.                                149,900     5,546
  CIGNA Corp.                                                75,800     7,893
  Citicorp                                                   69,249     4,899
  CoreStates Financial Corp.                                174,900     6,406
  First Chicago Corp.                                         8,600       590
  First Union Corp.                                          97,100     4,952
  Fleet Financial Group, Inc.                                73,600     2,778
  Great Western Financial Corp.                             513,100    12,186
* Hospitality Properties Trust                               48,000     1,260
  Irvine Apartment
   Communities, Inc.                                        114,300     2,015
  KeyCorp                                                    66,900     2,291
  Lincoln National Corp.                                    176,900     8,336
  Marsh & McLennan Cos., Inc.                                62,400     5,483
  Mellon Bank Corp.                                         180,350     8,048
  J.P. Morgan & Co., Inc.                                   158,800    12,287
  NBD Bancorp                                               110,000     4,208

                                                                        MARKET
                                                                         VALUE
                                                              SHARES    (000)+
------------------------------------------------------------------------------
  NationsBank, Inc.                                          54,500 $   3,665
  PNC Bank Corp.                                            358,200     9,985
* Patriot American Hospitality, Inc.                         35,000       897
  Republic New York Corp.                                    51,724     3,026
  SAFECO Corp.                                               54,700     3,583
  Sizzlers Property Investors, Inc.                          57,500       539
  U.S. Bancorp                                              169,800     4,797
  Unitrin Inc.                                                4,100       192
  Wachovia Corp.                                            118,700     5,119
                                                                      --------
      GROUP TOTAL                                                     170,928
                                                                      --------
------------------------------------------------------------------------------
HEALTH CARE (12.1%)
  American Home Products Corp.                              306,100    25,980
  Baxter International, Inc.                                103,300     4,248
  Bristol-Myers Squibb Co.                                  344,600    25,113
  Eli Lilly & Co.                                           250,400    22,505
  Merck & Co., Inc.                                         239,200    13,395
  The Upjohn Co.                                            451,000    20,126
  Warner-Lambert Co.                                         60,000     5,715
                                                                      --------
      GROUP TOTAL                                                     117,082
                                                                      --------
------------------------------------------------------------------------------
TECHNOLOGY (.5%)
  General Motors Corp. Class E                               64,600     2,939
  International Business
   Machines Corp.                                            17,800     1,680
                                                                      --------
      GROUP TOTAL                                                       4,619
                                                                      --------
------------------------------------------------------------------------------
TRANSPORT & SERVICES (.1%)
  Burlington Northern Santa Fe Corp.                          8,600       624
  Union Pacific Corp.                                         7,500       497
                                                                      --------
      GROUP TOTAL                                                       1,121
                                                                      --------
------------------------------------------------------------------------------
UTILITIES (24.6%)
  AT&T Corp.                                                 20,500     1,348
  Allegheny Power System, Inc.                              161,700     4,123
  Ameritech Corp.                                           338,500    17,644
  Baltimore Gas & Electric Co.                              230,100     5,954
  Bell Atlantic Corp.                                       277,200    17,013
  BellSouth Corp.                                           152,800    11,174
  Central & South West Corp.                                240,500     6,133
  Consolidated Edison Co.
   of New York, Inc.                                         96,700     2,937
  Consolidated Natural Gas Co.                              252,600    10,199
  Dominion Resources, Inc.                                   87,700     3,300
  Duke Power Co.                                             92,700     4,021
  FPL Group, Inc.                                            86,200     3,524
  GTE Corp.                                                 568,300    22,306
  NICOR, Inc.                                               158,100     4,308
  Northeast Utilities                                        97,400     2,374
  Northern States Power Corp.                                68,700     3,117
  NYNEX Corp.                                               462,350    22,077
  Oklahoma Gas & Electric Co.                               111,700     4,203
  PECO Energy Corp.                                          15,000       429
  PP&L Resources Inc.                                       188,200     4,399
  Pacific Enterprises                                       130,500     3,279
  Pacific Telesis Group                                     265,600     8,167
  PacifiCorp                                                467,000     8,873
  Potomac Electric Power Co.                                196,400     4,763
  Public Service Enterprise
   Group Inc.                                               231,900     6,899
  SCECorp                                                   312,200     5,542
  SCANA Corp.                                               190,600     4,574
  Southern New England
   Telecommunications Corp.                                  53,600     1,896
  TECO Energy, Inc.                                         189,300     4,425
  Texas Utilities Co.                                       189,800     6,619
  Union Electric Co.                                        136,700     5,109
  U S West, Inc.                                            466,950    22,005
  Wisconsin Energy Corp.                                    187,100     5,286
                                                                      --------
      GROUP TOTAL                                                     238,020
                                                                      --------
------------------------------------------------------------------------------
MISCELLANEOUS (1.9%)
  Hanson PLC ADR                                            395,000     6,419
  Minnesota Mining &
   Manufacturing Co.                                         71,800     4,057
  Ogden Corp.                                               340,700     8,006
                                                                      --------
      GROUP TOTAL                                                      18,482
                                                                      --------
------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $681,188)                                                     894,066
------------------------------------------------------------------------------
PREFERRED STOCKS (1.2%)
------------------------------------------------------------------------------
  Atlantic Richfield Cvt. 9.00%                              50,000     1,275
  Burlington Northern Santa Fe 6.25%                         26,000     2,009
  Catellus Development Cvt. $3.625                           46,900     1,923
  Citicorp $1.217 Cvt.                                       32,755       663
  Federal Mogul Cvt. $3.875                                  15,000       851
  General Motors Class E $3.25                               10,000       649
  Houghton Mifflin 6.00% Cvt.                                33,900     2,170
  McDermott International Cvt. $2.875                        17,500       700
  Westingthouse Electric Cvt. $1.30                          70,000     1,041
------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
  (Cost $11,024)                                                       11,281
------------------------------------------------------------------------------

                            STATEMENT OF NET ASSETS



                                                                FACE    MARKET
                                                              AMOUNT     VALUE
                                                               (000)    (000)+
------------------------------------------------------------------------------
CONVERTIBLE BONDS (.8%)
------------------------------------------------------------------------------
  AMR Corp.
   6.125%, 11/1/24                                         $  2,000 $   2,035
  Centocor Inc.
   7.25%, 2/1/01                                              1,800     1,602
  CIGNA Corp.
   8.20%, 7/10/10                                               996     1,519
  Federated Department Stores
   9.72%, 2/15/04                                               336       343
  Morgan Stanley MTN
   (Convertible into The Boeing Co.)
   0.00%, 9/30/00                                             1,800     1,584
  Sandoz
   2.00%, 10/6/02                                               400       338
  Seagate Technology
   6.75%, 5/1/12                                                582       628
------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
  (Cost $7,616)                                                         8,049
------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (5.2%)
------------------------------------------------------------------------------
REPURCHASE AGREEMENT
  Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account 6.41%, 10/2/95
   (Cost $50,544)                                            50,544    50,544
------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.6%)
  (Cost $750,372)                                                     963,940
------------------------------------------------------------------------------

                                                                        MARKET
                                                                         VALUE
                                                                        (000)+
------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (.4%)
------------------------------------------------------------------------------
  Other Assets--Notes C and E                                        $  19,923
  Liabilities--Note E                                                  (16,468)
                                                                     ---------
                                                                        3,455
------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------
  Applicable to 61,797,562 outstanding
   $.001 par value shares
   (authorized 1,000,000,000 shares)                                 $967,395
------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                              $15.65
==============================================================================
+See Note A to Financial Statements.
*Non-Income Producing Security.
ADR--American Depository Receipt.
MTN--Medium Term Note.



-----------------------------------------------------------------------------
AT SEPTEMBER 30, 1995,
  NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------
                                                             Amount       Per
                                                              (000)     Share
                                                           --------    ------
  Paid in Capital                                          $735,136    $11.89
  Undistributed Net Investment
   Income                                                     9,313       .15
  Accumulated Net Realized Gains                              9,378       .15
  Unrealized Appreciation of
   Investments--Note D                                      213,568      3.46
-----------------------------------------------------------------------------
NET ASSETS                                                 $967,395    $15.65
-----------------------------------------------------------------------------

                                       10

                            STATEMENT OF OPERATIONS

                                                                                        YEAR ENDED
                                                                                SEPTEMBER 30, 1995
                                                                                             (000)
--------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME
     Dividends ..............................................................             $ 39,973
     Interest................................................................                2,880
--------------------------------------------------------------------------------------------------
            Total Income.....................................................               42,853
--------------------------------------------------------------------------------------------------
   EXPENSES
     Investment Advisory Fees--Note B .......................................                1,614
     The Vanguard Group--Note C
        Management and Administrative .......................................     $2,225
        Marketing and Distribution...........................................        185     2,410
                                                                                  ------
     Taxes (other than income taxes).........................................                   75
     Custodians' Fees........................................................                   55
     Auditing Fees ..........................................................                   14
     Shareholders' Reports...................................................                   62
     Annual Meeting and Proxy Costs..........................................                   14
     Directors' Fees and Expenses............................................                    4
--------------------------------------------------------------------------------------------------
            Total Expenses ..................................................                4,248
            Expenses Paid Indirectly--Note C.................................                 (155)
--------------------------------------------------------------------------------------------------
               Net Expenses..................................................                4,093
--------------------------------------------------------------------------------------------------
               Net Investment Income.........................................               38,760
--------------------------------------------------------------------------------------------------
REALIZED NET GAIN ON
   INVESTMENT SECURITIES SOLD ...............................................                6,800
--------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION) OF INVESTMENT SECURITIES ..................................              155,649
--------------------------------------------------------------------------------------------------
               Net Increase in Net Assets Resulting from Operations..........             $201,209
==================================================================================================

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                       YEAR ENDED             Year Ended
                                                               SEPTEMBER 30, 1995     September 30, 1994
                                                                            (000)                  (000)
--------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income .............................................   $  38,760           $   43,428
   Realized Net Gain .................................................       6,800                8,790
   Change in Unrealized Appreciation (Depreciation)...................     155,649              (79,992)
--------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets Resulting from Operations     201,209              (27,774)
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1)
   Net Investment Income..............................................     (37,074)             (43,802)
   Realized Net Gain .................................................      (5,992)             (38,665)
--------------------------------------------------------------------------------------------------------
        Total Distributions ..........................................     (43,066)             (82,467)
--------------------------------------------------------------------------------------------------------
NET EQUALIZATION CHARGES--NOTE A ......................................     (1,342)              (1,606)
--------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (2)
   Issued   -- Regular.................................................     77,635              175,953
            -- In Lieu of Cash Distributions...........................     37,534               74,878
            -- Exchange ...............................................     50,383              151,508
   Redeemed -- Regular.................................................   (138,439)            (188,962)
            -- Exchange................................................   (117,142)            (307,273)
--------------------------------------------------------------------------------------------------------
        Net Decrease from Capital Share Transactions .................     (90,029)             (93,896)
--------------------------------------------------------------------------------------------------------
        Total Increase (Decrease) ....................................      66,772             (205,743)
--------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year..................................................     900,623            1,106,366
--------------------------------------------------------------------------------------------------------
   End of Year (3)....................................................   $ 967,395           $  900,623
========================================================================================================
   (1) Distributions Per Share
       Net Investment Income..........................................        $.58                 $.61
       Realized Net Gain..............................................        $.09                 $.52
--------------------------------------------------------------------------------------------------------
   (2) Shares Issued and Redeemed
       Issued ........................................................       9,266               24,186
       Issued in Lieu of Cash Distributions ..........................       2,741                5,633
       Redeemed ......................................................     (18,631)             (37,094)
--------------------------------------------------------------------------------------------------------
                                                                            (6,624)              (7,275)
--------------------------------------------------------------------------------------------------------
   (3) Undistributed Net Investment Income...........................    $   9,313           $    8,969
--------------------------------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

                                                                Year Ended September 30,
                                                      -------------------------------------------
For a Share Outstanding Throughout Each Year            1995     1994     1993     1992      1991
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ..............     $13.16   $14.62   $12.81   $12.14    $10.36
                                                      ------   ------   ------   ------    ------
INVESTMENT OPERATIONS
   Net Investment Income .......................         .60      .59      .59      .59       .65
   Net Realized and Unrealized Gain
     (Loss) on Investments .....................        2.56     (.92)    1.81      .83      1.99
                                                      ------   ------   ------   ------    ------
        TOTAL FROM INVESTMENT OPERATIONS........        3.16     (.33)    2.40     1.42      2.64
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income ........        (.58)    (.61)    (.59)    (.65)     (.79)
   Distributions from Realized Capital Gains....        (.09)    (.52)      --     (.10)     (.07)
                                                      ------   ------   ------   ------    ------
        TOTAL DISTRIBUTIONS.....................        (.67)   (1.13)    (.59)    (.75)     (.86)
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR....................      $15.65   $13.16   $14.62   $12.81    $12.14
=================================================================================================
TOTAL RETURN....................................     +24.77%   -2.19%  +19.17%  +12.26%   +26.46%
-------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Year (Millions) .............        $967     $901   $1,106     $778      $518
Ratio of Expenses to Average Net Assets.........       .47%+     .43%     .40%     .44%      .46%
Ratio of Net Investment Income to
   Average Net Assets...........................       4.27%    4.41%    4.39%    4.74%     5.52%
Portfolio Turnover Rate.........................         31%      18%      15%      13%        9%
-------------------------------------------------------------------------------------------------

+Effective in fiscal 1995, does not include expense reductions from directed brokerage arrangements. The 1995 Ratio of Expenses to Average Net Assets is .45% after including these reductions. See Note C.



                         NOTES TO FINANCIAL STATEMENTS

Vanguard Equity Income Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of financial statements.

1. SECURITY VALUATION: Securities listed on an exchange are valued at the latest quoted sales prices as of the close of the New York Stock Exchange (generally 4:00 PM) on the valuation date; securities not traded are valued at the mean of the latest quoted bid and asked prices. Securities not listed are valued at the latest quoted bid prices. Bonds are valued using the latest quoted bid prices and on the basis of a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Temporary cash investments are valued at cost which approximates market value.

2. FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

   Accordingly, no provision for Federal income taxes is required in the financial statements.

3. EQUALIZATION: The Fund follows the accounting practice known as "equalization," under which a portion of the price of capital shares issued and redeemed, equivalent to undistributed net investment income per share on the date of the transaction, is credited or charged to undistributed income. As a result, undistributed income per share is unaffected by Fund share sales or redemptions.

4. REPURCHASE AGREEMENTS: The Fund, along with other members of The Vanguard Group of Investment Companies, transfers uninvested cash balances into a Pooled Cash Account, the daily aggregate of which is invested in repurchase agreements secured by U.S. Government obligations. Securities pledged as collateral for repurchase agreements are held by a custodian bank until maturity of each repurchase agreement. Provisions of the agreement require that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

5. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on sales of investment securities are those of specific securities sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

B. Under the terms of advisory contracts, the Fund pays Newell Associates, and, effective January 1, 1995, Spare, Kaplan, Bischel & Associates and John A. Levin & Co., Inc. advisory fees calculated at an annual percentage rate of average net assets. For the year ended September 30, 1995, the aggregate advisory fee represented an effective annual rate of .18 of 1% of average net assets.

C. The Vanguard Group, Inc. furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Directors. At September 30, 1995, the Fund had contributed capital of $117,000 to Vanguard (included in Other Assets), representing .6% of Vanguard's capitalization. The Fund's officers and directors are also officers and directors of Vanguard.

Vanguard has requested the Fund's investment adviser to direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate or credit to the Fund a portion of the commissions generated. Such rebates or credits are used solely to reduce the Fund's administrative expenses. For the year ended September 30, 1995, directed brokerage arrangements reduced the Fund's expenses by $155,000 (an annual rate of .02 of 1% of average net assets).

D. During the year ended September 30, 1995, the Fund made purchases of $265,737,000 and sales of $407,802,000 of investment securities other than U.S. Government securities and temporary cash investments. At September 30, 1995, unrealized appreciation for financial reporting and Federal income tax purposes aggregated $213,568,000 of which $221,463,000 related to appreciated securities and $7,895,000 related to depreciated securities.

E. The market value of securities on loan to broker/dealers at September 30, 1995, was $9,985,000 for which the Fund had received cash collateral of $10,388,000.

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Directors
Vanguard Equity Income Fund

In ouropinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Equity Income Fund (the "Fund") at September 30, 1995, and the results of its operations, the changes in its net assets and the financial highlights for each of the respective periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103
October 30, 1995





                    SPECIAL 1995 TAX INFORMATION (UNAUDITED)
                        FOR VANGUARD EQUITY INCOME FUND

Corporate shareholders should note that for the fiscal year ended September 30, 1995, 87.3% of the Fund's investment income (i.e., dividend income plus short-term capital gains, if any) qualifies for the intercorporate dividends received deduction.

                             DIRECTORS AND OFFICERS

JOHN C. BOGLE, Chairman and Chief Executive Officer Chairman and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN, President
President and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman of Rh#ne-Poulenc Rorer Inc.; Director of Sun Company, Inc.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea Co., Alco Standard Corp., Raytheon Co., Knight-Ridder, Inc., and Massachusetts Mutual Life Insurance Co.

BRUCE K. MACLAURY, President of The Brookings Institution; Director of American Express Bank Ltd. and The St. Paul Companies, Inc.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co. and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Treasurer of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

KAREN E. WEST, CONTROLLER; Vice President of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


OTHER VANGUARD GROUP OFFICERS

ROBERT A. DISTEFANO                            IAN A. MACKINNON
Senior Vice President                          Senior Vice President
Information Technology                         Fixed Income Group

JEREMY G. DUFFIELD                             F. WILLIAM MCNABB III
Senior Vice President                          Senior Vice President
Planning & Development                         Institutional

JAMES H. GATELY                                RALPH K. PACKARD
Senior Vice President                          Senior Vice President
Individual Investor Group                      Chief Financial Officer

                         THE VANGUARD FAMILY OF FUNDS



                           EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
Vanguard/Windsor Fund
Vanguard/Windsor II
Vanguard Equity Income Fund
Vanguard Quantitative Portfolios
Vanguard/Trustees' Equity Fund
  U.S. Portfolio
Vanguard Convertible
  Securities Fund

BALANCED FUNDS
Vanguard/Wellington Fund
Vanguard/Wellesley Income Fund
Vanguard STAR Portfolio
Vanguard Asset Allocation Fund
Vanguard LIFEStrategy Funds

GROWTH FUNDS
Vanguard/Morgan Growth Fund
Vanguard/PRIMECAP Fund
Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
Vanguard Explorer Fund
Vanguard Specialized Portfolios
Vanguard Horizon Fund
  Global Equity Portfolio
  Global Asset Allocation Portfolio
  Capital Opportunity Portfolio
  Aggressive Growth Portfolio

INTERNATIONAL FUNDS
Vanguard International
  Growth Portfolio
Vanguard/Trustees' Equity Fund
  International Portfolio


                                  INDEX FUNDS

Vanguard Index Trust
  500 Portfolio
  Total Stock Market Portfolio
  Extended Market Portfolio
  Growth Portfolio
  Value Portfolio
  Small Capitalization Stock Portfolio

Vanguard Tax-Managed Fund
Vanguard Balanced Index Fund
Vanguard Bond Index Fund
  Total Bond Market Portfolio
  Short-Term Bond Portfolio
  Intermediate-Term Bond Portfolio
  Long-Term Bond Portfolio

Vanguard International Equity
  Index Fund
  European Portfolio
  Pacific Portfolio
  Emerging Markets Portfolio


                               FIXED INCOME FUNDS

MONEY MARKET FUNDS
Vanguard Money Market Reserves
Vanguard Admiral Fund
  U.S. Treasury Money Market Portfolio

TAX-EXEMPT MONEY MARKET FUNDS
Vanguard Municipal Bond Fund
  Money Market Portfolio
Vanguard State Tax-Free Funds
  Money Market Portfolios
  (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
Vanguard Municipal Bond Fund
Vanguard State Tax-Free Funds
  Insured Longer-Term Portfolios
  (CA, FL, NJ, NY, OH, PA)

INCOME FUNDS
Vanguard Fixed Income
  Securities Fund
Vanguard Admiral Fund
Vanguard Preferred Stock Fund


This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus. All Funds in the Vanguard Family are offered by prospectus only.


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                                   Q650-9/95

ON OUR COVER: On the evening of August 1, 1798, Lord Horatio Nelson sailed his flagship, HMS Vanguard, into Egypt's Aboukir Bay. In a night encounter, the British fleet decimated Napoleon Bonaparte's ships of the line in what is still considered to be the most complete victory ever recorded in naval history. Our Report's cover illustration is Thomas Luny's 1830 painting, The Battle Of The Nile, in which the French flagship, L'Orient, is shown as it exploded at 10:00 p.m. under a gibbous moon.

                               [BACK COVER ART]

                                 EDGAR APPENDIX

This appendix describes the components of the printed version of this report that do not translate into a format acceptable to the EDGAR system.

The cover of the printed version of this report features Thomas Luny's 1830 painting "The Battle Of The Nile"

A photograph of John C. Brennan and John C. Bogle appears on the inside cover top-center.

A running head featuring a sword, helmet and gloves and battleships in the background appear at the top of pages one through five.

A line chart of the Indexed Value (Standard & Poor's 500 Stock Index) of Vanguard Equity Income Fund for the fiscal years 1991 through 1995 appears at the upper left of page two.

Line charts illustrating cumulative performance between Vanguard Equity Income Fund, Standard & Poor's 500 Index and Average Equity Income Fund, average Annual Total Returns for the period March 21, 1988 to September 30, 1995 appear at the top of page four.

A running head featuring a cannon with battleships in the background appears at the top of page six.

A running head featuring ships wheel, rope and battleships in the background appears at the top of page seven.

A running head featuring open log book, pen and battleships in the background appears at the top of pages eight through fifteen.

A running head featuring a sextant, a map and battleships in the background appears at the top of page sixteen.

A running head featuring birds flying and ships in the background appears at the top of the inside back cover.